Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2022
Property, Plant and Equipment [Abstract]
Schedule of property and equipment

	As of December 31,
	2021	2022	2022
	RMB	RMB	USD
Leasehold improvements	63,818,864	51,917,017	7,527,260
Furniture, fixtures and equipment	25,752,267	6,125,266	888,080
Motor vehicles	3,701,461	1,951,239	282,903
Total	93,272,592	59,993,522	8,698,243
Accumulated depreciation	(78,656,883)	(58,918,494)	(8,542,379)
Property and equipment, net	14,615,709	1,075,028	155,864